                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                            ----------------------


                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 5, 1999

                               AMF BOWLING, INC.
            (Exact name of registrant as specified in its charter)


          Delaware               001-13539                13-3873268
(State or other jurisdiction    (Commission             (IRS Employer
      of incorporation)         File Number)         Identification No.)


           8100 AMF Drive, Richmond, Virginia                 23111
         (Address of principal executive offices)           (Zip Code)



                                      N/A
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

On May 5, 1999, the registrant announced a recapitalization plan. See attached exhibit 99.1.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 5, 1999                       AMF BOWLING, INC.

                                        By: /s/ Stephen E. Hare
                                            -------------------------------
                                            Stephen E. Hare
                                            Executive Vice President, Chief
                                            Financial Officer and Treasurer